                                                                   EXHIBIT 99(b)

                         NOTICE OF GUARANTEED DELIVERY

                                       OF
       DEPOSITARY SHARES, EACH REPRESENTING A 1/10 INTEREST IN A SHARE OF SERIES V 7.25% PERPETUAL PREFERRED STOCK (THE "DEPOSITARY SHARES")
                              (CUSIP 338915 79 6)

                                       OF
                          FLEET FINANCIAL GROUP, INC.

    This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if (i) certificates for Depositary Shares (the "Depositary Shares"), each representing a 1/10 interest in a share of Series V 7.25% Perpetual Preferred Stock of Fleet Financial Group, Inc. ("Fleet"), cannot be delivered to the Exchange Agent by the Expiration Date (as defined in the Prospectus of Fleet and Fleet Capital Trust I dated December
[ ], 1996 (the "Prospectus")), (ii) the procedure for book-entry transfer of Depositary Shares (as set forth in the Prospectus) cannot be completed by the Expiration Date or (iii) the Letter of Transmittal (or a facsimile thereof) and all other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date (as defined in the Prospectus). This form, properly completed and duly executed, may be delivered by hand, facsimile transmission or mail to the Exchange Agent. See the Prospectus.

                         THE OFFER AND WITHDRAWAL RIGHTS
              WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON
                         , 199 , UNLESS THE OFFER IS EXTENDED.

                      THE EXCHANGE AGENT FOR THE OFFER IS:
                              FLEET NATIONAL BANK

                 BY HAND:                        BY MAIL (REGISTERED OR CERTIFIED MAIL
                                                             RECOMMENDED):
            Fleet National Bank                           Fleet National Bank
        Corporate Trust Operations                     Corporate Trust Operations
                CT/OP/TO6D                                     CT/OP/TO6D
       One Talcott Plaza, 5th Floor                          P.O. Box 1440
            Hartford, CT 06106                             Hartford, CT 06143
                    or                                   BY OVERNIGHT COURIER:
                Fleet Bank                                Fleet National Bank
        Corporate Trust Department                     Corporate Trust Operations
              14 Wall Street                                   CT/OP/TO6D
           8th Floor, Window #2                            150 Windsor Street
            New York, NY 10005                             Hartford, CT 06120

               BY FACSIMILE:                         CONFIRM RECEIPT BY TELEPHONE:
     (For Eligible Institutions Only)                       (860) 986-12271
              (860) 986-7908                                  Attn: REORG

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                            GEORGESON & COMPANY INC.
                               Wall Street Plaza
                            New York, New York 10005
                           (800) 223-2064 (Toll-Free)

                        Banks and Brokers Call Collect:
                                 (212) 440-9800

                     THE DEALER MANAGERS FOR THE OFFER ARE:

                              MERRILL LYNCH & CO.
                             World Financial Center
                           North Tower--Seventh Floor
                            New York, New York 10281
                           (888) ML4-TNDR (Toll-Free)
                           (888) 654-8637 (Toll-Free)
                            Attn: Susan L. Weinberg

                               SMITH BARNEY INC.
                              388 Greenwich Street
                            New York, New York 10013
                           (800) 655-4811 (Toll-Free)
                              Attn: Paul S. Galant

Ladies and Gentlemen:

    The undersigned hereby tenders to Fleet Capital Trust I (the "Trust"), upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Depositary Shares set forth below, pursuant to the guaranteed delivery procedure set forth in the
Prospectus:

Number of Depositary Shares Tendered:         Name(s) of Record Holder(s):
Certificate Nos. (if available):
                                                             (Please Print)
Check if Depositary Shares will be tendered   Address(es):
by
book-entry transfer effected by The
Depository
Trust Company: / /
                                                                                (Zip Code)

Name of
Tendering Institution:                        Area Code and Tel. No.:
Account Number:                               Signature(s):
Dated:

                           [PLEASE SEE REVERSE SIDE]

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, guarantees (a) that the above named person(s) "own(s)" the Depositary Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Depositary Shares complies with Rule 14e-4 and (c) to deliver to the Exchange Agent either the Depositary Shares tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of the Depositary Shares tendered hereby into the account of the Exchange Agent at The Depository Trust Company, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof), with any required signature guarantees (or an Agent's Message (as defined in the Prospectus)) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice.

              Name of Firm                           Authorized Signature
                 Address                                     Title
                                                             Name:
        City, State and Zip Code                    (Please Type or Print)
            Telephone Number:                               Dated:

    DO NOT SEND CERTIFICATES FOR DEPOSITARY SHARES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR DEPOSITARY SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.